UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2006 (October 16, 2006)
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          On October 16, 2006, Abercrombie & Fitch Co. (the “Registrant”) and Wilmington Trust Company entered into a Trust Agreement (the “Agreement”) to, among other things, name Wilmington Trust Company as the trustee for a newly established Rabbi Trust. Under the terms of the Agreement, the Registrant will deposit cash and other property with Wilmington Trust Company to be held, subject to the claims of the creditors of the Registrant and its subsidiaries, in an irrevocable Rabbi Trust. Subject to the terms and conditions set forth in the Agreement, the assets held in the Rabbi Trust, along with the earnings from the investment of such assets will be used as a source of funds to assist the Registrant and its subsidiaries in meeting their respective payment obligations to participants in the Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan and the Supplemental Executive Retirement Plan for Michael S. Jeffries.
          The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	through (c) Not applicable.

(d)	Exhibits:
The following exhibits are filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit No.	Description

10.1	Trust Agreement by and between Abercrombie & Fitch Co. and Wilmington Trust Company dated October 16, 2006

10.2
Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan (formerly known as the Abercrombie & Fitch Co. Supplemental Retirement Plan), as amended and restated effective January 1, 2001, incorporated herein by reference to Exhibit 10.9 to the Annual Report on Form 10-K of the Registrant for the fiscal year ended February 1, 2003 and filed April 17, 2003.

10.3
Amended and Restated Employment Agreement, executed by the Registrant and Michael S. Jeffries on August 23, 2005, and effective as of August 15, 2005, including as Exhibit A thereto the Abercrombie & Fitch Co. Supplemental Executive Retirement Plan (Michael S. Jeffries), effective February 2, 2003, incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated and filed August 26, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: October 17, 2006	By:	/s/ Michael W. Kramer
Michael W. Kramer
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 17, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Trust Agreement by and between Abercrombie & Fitch Co. and Wilmington Trust Company dated October 16, 2006